UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 23, 2025

TORRID HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18501 East San Jose Avenue

City of Industry, California 91748

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CURV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2025, Torrid Holdings Inc. (the “Company”) entered into an agreement (“Stock Repurchase Agreement”) with Sycamore Partners Torrid, L.L.C. (the “Seller”) to purchase $20 million of shares of the Company’s common stock (the “Common Stock”) from the Seller in a private transaction at a price per share equal to the per share price at which the underwriters of the Offering (as defined below) will purchase the shares of Common Stock in the Offering (the “Concurrent Repurchase”). The Concurrent Repurchase was approved by Company’s board of directors acting on the recommendation of the audit committee. The repurchased shares will be held as treasury stock upon completion of the Concurrent Repurchase. The Concurrent Repurchase is expected to be consummated substantially concurrently with the closing of the Offering. The Offering is not conditioned upon the closing of the Concurrent Repurchase, but the Concurrent Repurchase is conditioned upon the closing of the Offering.

The foregoing description of the Stock Repurchase Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Stock Repurchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which is incorporated herein by reference. For more information on the Seller’s relationship to the Company, please refer to the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 23, 2025.

Item 7.01	Regulation FD Disclosure.

On June 24, 2025, the Company filed a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (No. 333-277148) pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), relating to an underwritten public offering (the “Offering”) of shares of Common Stock by certain stockholders of the Company listed in the Preliminary Prospectus Supplement. The Preliminary Prospectus Supplement contains certain information relating to the Company’s business strategy and operations, which is furnished in an excerpt from the Preliminary Prospectus Supplement and attached hereto as Exhibit 99.1.

A copy of the Company’s press release announcing the launch of the Offering and the Concurrent Repurchase is included herewith as Exhibit 99.2 and is incorporated by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations, or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.

The information provided pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act and are subject to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) are forward-looking statements. Forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. When used in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2), the words “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology) are intended to identify forward-looking statements. For example, all statements we make relating to our estimated and projected costs, expenditures, cash flows, growth rates and financial results, our plans and objectives for future operations, growth or initiatives, strategies or the expected outcome or impact of pending or threatened litigation are forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements, including: changes in consumer spending and general economic conditions; the interruption of the flow of merchandise from international manufacturers, including as a result of the imposition of additional duties, tariffs and other charges on imports and exports; the negative impact on interest expense as a result of high interest rates; inflationary pressures with respect to labor and raw materials and global supply chain constraints that could increase our expenses; the adverse impact of rulemaking changes implemented by the Consumer Financial Protection Bureau on our income streams, profitability and results of operations; our ability to identify and respond to new and changing product trends, customer preferences and other related factors; our dependence on a strong brand image; increased competition from other brands and retailers; our reliance on third parties to drive traffic to our website; the success of the shopping centers in which our stores are located; our ability to adapt to consumer shopping preferences and develop and maintain a relevant and reliable omni-channel experience for our customers; our dependence upon independent third parties for the manufacture of all of our merchandise; availability constraints and price volatility in the raw materials used to manufacture our products; our sourcing a significant amount of our products from China; shortages of inventory, delayed shipments to our e-commerce customers and harm to our reputation due to difficulties or shut-down of our distribution facility; our reliance upon independent third-party transportation providers for substantially all of our product shipments; our growth strategy; our failure to attract and retain employees that reflect our brand image, embody our culture and possess the appropriate skill set; damage to our reputation arising from our use of social media, email and text messages; our reliance on third parties for the provision of certain services, including real estate management; our dependence upon key members of our executive management team; our reliance on information systems; system security risk issues that could disrupt our internal operations or information technology services; unauthorized disclosure of sensitive or confidential information, whether through a breach of our computer system, third-party computer systems we rely on, or otherwise; our failure to comply with federal and state laws and regulations and industry standards relating to privacy, data protection, advertising and consumer protection; payment-related risks that could increase our operating costs or subject us to potential liability; claims made against us resulting in litigation; changes in laws and regulations applicable to our business; regulatory actions or recalls arising from issues with product safety; our inability to protect our trademarks or other intellectual property rights; our substantial indebtedness and lease obligations; restrictions imposed by our indebtedness on our current and future operations; changes in tax laws or regulations or in our operations that may impact our effective tax rate; the possibility that we may recognize impairments of definite-lived assets; our failure to maintain adequate internal control over financial reporting; and the threat of war, terrorism or other catastrophes, including natural disasters, that could negatively impact our business.

We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the effect of known factors and it is impossible for us to anticipate all factors that could affect our actual results. We caution you that the important factors referenced above may not contain all of the factors that are important to you. The outcome of the events described in any of our forward-looking statements are also subject to risks, uncertainties and other factors described in our filings with the SEC, including the section entitled “Risk Factors” of the Prospectus Supplement, Item 1A. “Risk Factors” and Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Annual Report on Form 10-K for the fiscal year ended February 1, 2025, and Item 1A. “Risk Factors” and Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended May 3, 2025, and elsewhere in this communication. All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our other filings with the SEC and public communications. You should evaluate all forward-looking statements included or incorporated by reference in this Current Report on Form 8-K in the context of these risks and uncertainties.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Repurchase Agreement, dated June 23, 2025, by and between Torrid Holdings Inc. and Sycamore Partners Torrid, L.L.C.

99.1	Excerpt from Preliminary Prospectus Supplement

99.2	Press Release of Torrid Holdings Inc., dated June 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRID HOLDINGS INC.

By:	/s/ Bridgett C. Zeterberg
Name:	Bridgett C. Zeterberg
Title:	Chief Human Resources Officer, Chief Legal Officer and Corporate Secretary

Date: June 24, 2025